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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

        Date of report (Date of earliest event reported): April 12, 2004

                        INDEPENDENCE COMMUNITY BANK CORP.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                  0-23229                   11-3387931
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)

                               195 MONTAGUE STREET
                            BROOKLYN, NEW YORK 11201
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (718) 722-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

      Effective April 12, 2004, Staten Island Bancorp, Inc. a Delaware corporation ("Staten Island"), merged (the "Merger") with and into Independence Community Bank Corp. ("Independence" or the "Company"). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence and Staten Island (the "Merger Agreement").

The preceding is qualified in its entirety by reference to the Merger Agreement and a press release, which are attached as Exhibits 2.1 and 99.1 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 5. Other Events and Regulation FD Disclosure.

      Upon the closing of the merger, the sixteen member Board of Directors of Independence includes five new members, each of whom served as members of the Board of Directors of Staten Island immediately prior to the closing of the merger. The five new members appointed to Independence's Board of Directors are Harry Doherty, David L. Hinds, John R. Morris, Denis P. Kelleher and Alan Weissglass. They join the following eleven members of the Independence Board of
Directors: Charles J. Hamm; Donald M. Karp; Victor M. Richel; Alan H. Fishman; Willard N. Archie; Robert B. Catell; Rohit M. Desai; Chaim Y. Edelstein; Robert
W. Gelfman; Scott M. Hand; and Maria Fiorini Ramirez.

      Pursuant to the Merger Agreement, Harry P. Doherty has been appointed Vice Chairman of the Board of Directors of the Company

Item 7. Financial Statements and Exhibits.

            (a) Financial Statements of Business Acquired.

            Financial statements required by this item shall be filed no later than 60 days after the date that this report is required to be filed.

            (b) Pro Forma Financial Information

            Financial statements required by this item shall be filed no later than 60 days after the date that this report is required to be filed.

The following exhibits are filed herewith:

EXHIBIT No.   DESCRIPTION OF EXHIBIT
2.1           Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence Community Bank Corp. and Staten Island
              Bancorp, Inc., (incorporated herein by reference to Exhibit 2.1 to
              Independence's registration statement on Form S-4 (No. 333-111562)
              filed with the SEC on January 30, 2004).

99.1          Press release, dated as of April 13, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INDEPENDENCE COMMUNITY BANK CORP.

                            By:    /s/ John Schnock
                                  ------------------------------
                                  John Schnock
                                  Senior Vice President, Secretary and Counsel

Date: April 13, 2004
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                                  EXHIBIT INDEX

EXHIBIT No.   DESCRIPTION OF EXHIBIT
2.1           Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence Community Bank Corp. and Staten Island
              Bancorp, Inc., (incorporated herein by reference to Exhibit 2.1 to
              Independence's registration statement on Form S-4 (No. 333-111562)
              filed with the SEC on January 30, 2004).

99.1          Press release, dated as of April 13, 2004.